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                                                                   EXHIBIT 23.2


[DELOITTE & TOUCHE LETTERHEAD]

Date                               Reference
March 14, 2000                     A. Sandler




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation in ASM International N.V.'s Registration Statement no. 33-11502 on the amended Form F-3 dated March 14, 2000 of our report dated February 18, 2000, on the financial statement schedules of ASM International N.V. for the year ended December 31, 1999.

/s/ Deloitte & Touche Accountants